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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No.1)


Filed by Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|      Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))

|_|      Definitive Proxy Statement

|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to ss.240.14a-12


                        PARADIGM MEDICAL INDUSTRIES, INC.
                (Name of Registrant as Specified In Its Charter)


                    -----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate box):

|X|      No fee required.

|_|      Fee  computed  on  table  below  per  Securities   Exchange  Act  Rules
         15a-6(i)(4) and 0-11.*

|_|      Fee paid previously with preliminary materials.

         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Securities Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:


|_| Check box if any part of the fee is offset as provided by Securities Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                        PARADIGM MEDICAL INDUSTRIES, INC.

                              2355 South 1070 West
                           Salt Lake City, Utah 84119


                                September 7, 2007






Dear Shareholder:

         On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Shareholders of Paradigm Medical Industries, Inc. (the "Company") to be held on Friday, October 12, 2007, at 10:00 a.m., Mountain Daylight Time, at 2355 South 1070 West, Salt Lake City, Utah 84119.

         The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation. Also enclosed is a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006.


         The matters to be addressed at the meeting will include (i) the election of four directors; (ii) the approval of the proposed amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 800,000,000 shares to 1,400,000,000 shares; (iii) the approval of the amendment to the 1995 Stock Option Plan to authorize an additional 8,000,000 shares of common stock to be made available for issuance under the plan; and (iv) the ratification of the appointment of Chisholm, Bierwolf & Nilson as the Company's registered public independent accountants for the fiscal year ending December 31, 2007. I will also report on the Company's business activities and answer any shareholder questions. The Board of Directors recommends that you vote FOR election of the director nominees, FOR the amendment to the Certificate of Incorporation to increase the number of authorized shares, FOR the amendment to the 1995 Stock Option Plan to authorize additional shares for issuance thereunder, and FOR ratification of appointment of the registered public independent accountants. Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting.

         Your vote is very important. We hope you will take a few minutes to review the Proxy Statement and complete, sign, and return your Proxy Card in the envelope provided, even if you plan to attend the meeting. Please note that sending us your Proxy will not prevent you from voting in person at the meeting, should you wish to do so.

         Thank you for your support of Paradigm Medical Industries, Inc. We look forward to seeing you at the Annual Meeting.

                                           Sincerely yours,

                                           /s/  Raymond P.L. Cannefax

                                           Raymond P.L. Cannefax
                                           President and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 12, 2007
                            -------------------------
To our Shareholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Paradigm Medical Industries, Inc. (the "Company") will held on Friday, October 12, 2007, beginning at 10:00 a.m. Mountain Daylight Time, at the Company's corporate headquarters at 2355 South 1070 West, Salt Lake City, Utah. At the Annual Meeting, shareholders will consider and act upon the following matters:

         1. To elect a Board of Directors consisting of four directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;


         2. To approve the proposed amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 800,000,000 to 1,400,000,000 shares;


         3. To amend the Company's 1995 Stock Option Plan to authorize an additional 8,000,000 shares of common stock to be made available for issuance under the plan;

         4. To ratify the appointment of Chisholm, Bierwolf & Nilson as the Company's registered public independent accountants for the fiscal year ending December 31, 2007; and

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Also included is a single-page Proxy Card and a postage prepaid return envelope. Only shareholders of record at the close of business on September 4, 2007 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         If you do not expect to attend the meeting in person, it is important that your shares be represented. Please use the enclosed Proxy Card to vote on the matters to be considered at the meeting, sign and date the proxy card and mail it promptly in the enclosed envelope, which requires no postage if mailed in the United States. You may revoke your proxy at any time before the meeting by written notice to such effect, by submitting a subsequently dated proxy or by attending the meeting and voting in person. If your shares are held in "street name," you should instruct your broker how to vote in accordance with your Proxy Card.

                                            By order of the Board of Directors,

                                            /s/  Luis A. Mostacero

                                            Luis A. Mostacero
                                            Vice President of Finance, Treasurer
                                            and Secretary
September 7, 2007
Salt Lake City, Utah

                        PARADIGM MEDICAL INDUSTRIES, INC.
                              2355 South 1070 West
                           Salt Lake City, Utah 84119


                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed Proxy is solicited on behalf of the Board of Directors of Paradigm Medical Industries, Inc., a Delaware corporation (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Friday, October 12, 2007, beginning at 10:00 a.m., Mountain Daylight Time, or at any adjournment(s) thereof. The purposes of the meeting are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's corporate headquarters at 2355 South 1070 West, Salt Lake City, Utah. This Proxy Statement and accompanying materials are being mailed on or about September 7, 2007. The Company will bear the cost of this solicitation.


         The matters to be brought before the Annual Meeting are (1) to elect four directors to serve for the ensuing year; (2) to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized common shares of common stock from 800,000,000 shares to 1,400,000,000 shares;
(3) to approve the amendment to the 1995 Stock Option Plan to authorize an additional 8,000,000,000 shares of common stock to be made available for issuance under the plan; (4) to ratify the appointment of Chisholm, Bierwolf & Nilson as the Company's registered public independent accountants for the fiscal year ending December 31, 2007; and (5) to transact such other business as may properly come before the Annual Meeting.


Record Date

         Shareholders of record of the Company's Common Stock at the close of business on September 4, 2007 are entitled to notice of and to vote at the meeting. At the record date, 248,666,625 shares of the Company's Common Stock, $.001 par value, 5,627 shares of the Series A Preferred Stock, 8,986 shares of Series B Preferred Stock, no shares of Series C Convertible Preferred Stock, 5,000 shares of Series D Convertible Preferred Stock, 250 shares of Series E Convertible Preferred Stock, 4,398.75 shares of Series F Preferred Stock, and 588,235 shares of Series G Preferred Stock were issued and outstanding. Shareholders of Series A, Series B, Series C, Series D, Series E, Series F and Series G Preferred Stock are not entitled to vote at the Annual Meeting. Shareholders holding at least one-third of the outstanding shares of Common Stock represented in person or by proxy shall constitute a quorum for the transaction of business at the Annual Meeting.

Revocability of Proxies

         Shareholders may revoke any appointment of proxy given pursuant to this solicitation by delivering the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. An appointment of proxy is revoked upon the death or incapacity of the shareholder if the Secretary or other officer of the Company authorized to tabulate votes receives notice of such death or incapacity before the proxy exercises its authority under the appointment.

Voting and Solicitation

         Each shareholder will be entitled to one vote for each share of Common Stock held at the record date. Assuming a quorum is present, a plurality of votes cast by the shares entitled to vote in the election of directors will be required to elect each director. Because the shares of Series A, Series B, Series C, Series D, Series E, Series F and Series G Preferred Stock are non-voting securities, the holders thereof will not be entitled to vote at the Annual Meeting. To approve the granting of the stock options to the outside directors of the Company, holders of a majority of the shares entitled to vote at the Annual Meeting must vote in favor of the stock options. The principal executive offices of the Company are located at 2355 South 1070 West, Salt Lake City, Utah. In addition to the use of the mails, proxies may be solicited personally, by telephone, or by facsimile, and the Company may reimburse brokerage firms and other persons holding shares in the Company in their names or those of their nominees for their reasonable expenses in forwarding soliciting materials to the beneficial owners.

                              ELECTION OF DIRECTORS

                                   Proposal 1

Nominees

         The Company's Bylaws do not limit the number of persons serving on the Company's Board of Directors, and it is contemplated that a board of four directors will be elected at the Annual Meeting. The Board of Directors recommends that the shareholders vote "FOR" the election of the four director nominees listed below. Assuming a quorum is present, a plurality of votes cast by the shares entitled to vote in the election of directors will be required to elect each director. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's four nominees named below, all of whom are presently directors of the Company.

         In the event that any management nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders and until such person's successor has been elected and qualified. Officers are appointed by the Board of Directors and serve at the discretion of the board.

         The name and certain information regarding each nominee is set forth below. See also "Certain Relationships and Related Transactions."

   Name                      Age   Director Since   Position with the Company
   -----------------------   ---   --------------   -------------------------
   Randall A. Mackey, Esq.   61    January 2000     Chairman of the Board
   Dr. David M. Silver       65    January 2000     Director
   Keith D. Ignotz           59    November 2000    Director
   John C. Pingree           66    April 2004       Director

      The following biographical information is furnished with respect to the four director nominees:

      Randall A. Mackey, Esq. has been the Company's Chairman of the Board since August 20, 2002, and a director since January 2000. He had previously served as a director of the Company from November 1995 to September 1998. Mr. Mackey has been President of the Salt Lake City law firm of Mackey Price Thompson & Ostler since 1992, and a shareholder and director of the firm and its predecessor firms since 1989. Mr. Mackey received a B.S. degree in Economics from the University of Utah, an M.B.A. degree from the Harvard Business School, a J.D. degree from Columbia Law School and a B.C.L. degree from Oxford University. Mr. Mackey has also served as Chairman of the Board from June 2001 to May 2003, and as a director from 1998 to May 2003 of Cimetrix, Incorporated, a software development company. Mr. Mackey has additionally served as Chairman of the Board from July 2000 to July 2003 and as a trustee from 1993 to July 2003 of Salt Lake Community College, and a member of the Utah State Board of Education since September 2005.

      David M. Silver, Ph.D. has been a director since January 2000. He had previously served as a director of the company from November 1995 to September 1998. Dr. Silver is a Principal Senior Scientist in the Milton S. Eisenhower Research and Technology Development Center at the Johns Hopkins University Applied Physics Laboratory, where he has been employed since 1970. He served as the J. H. Fitzgerald Dunning Professor of Ophthalmology in the Johns Hopkins Wilmer Eye Institute in Baltimore during 1998-99. He received a B.S. degree from Illinois Institute of Technology, an M.A. degree from Johns Hopkins University and a Ph.D. degree from Iowa State University before holding a postdoctoral fellowship at Harvard University and a visiting scientist position at the University of Paris.

      Keith D. Ignotz has been a director since November 2000. Since March 2005, Mr. Ignotz has been President and Chief Executive Officer of Diakine Therapeutics, Inc., a pharmaceutical therapeutics company. From 1992 to 2004, Mr. Ignotz was with SpectRx, Inc., a medical technology company that he founded, which develops, manufactures and markets alternatives to traditional blood based medical tests, serving from 2002 to 2004 as the Chief Executive Officer of Guided Therapeutics, Inc., a wholly-owned subsidiary of SpectRx, Inc., and from 1992 to 2002 as President and Chief Operating Officer of SpectRx, Inc. From 1986 to 1992, Mr. Ignotz was Senior Vice President of Allergan Humphrey, Inc., a medical electronics company. From 1985 to 1986, he was President of Humphrey Instruments Limited-SKB, a medical electronics company, and from 1980 to 1985, Mr. Ignotz was President of Humphrey Instruments GmbH, also a medical electronics company. Mr. Ignotz also served on the Board of Directors of Vismed,

Inc., d/b/a Dicon from 1992 to June 2000. Mr. Ignotz received a B.A. degree in Sociology and Political Science from San Jose University and an M.B.A. degree from Pepperdine University. Mr. Ignotz has served as a trustee of Pennsylvania College of Optometry and Audiology since 1990, a director of AeroVectrix, Inc., a drug delivery company, since August 2005, and as a member of the American Diabetes Association and the American Marketing Association of the American Association of Diabetes Education.

      John C. Pingree has been a director since April 2004. From August 2001 to March 2004, Mr. Pingree was the Executive Director of the Semnani Foundation, which funds projects to assist women and children in developing countries. From July 1998 to July 2001, Mr. Pingree was a Mission President for the Church of Jesus Christ of Latter-day Saints, serving in Mexico City, Mexico. From 1977 to 1997, Mr. Pingree was General Manager and Chief Executive Officer of Utah Transit Authority. From 1970 to 1975, he was Director of Marketing for Memorex Corporation. From 1967 to 1970, Mr. Pingree was Regional Manager, Sales Planning at Xerox Corporation. He also currently serves as a member of the Utah State Board of Education. Mr. Pingree received a B.A. degree in Economics from the University of Utah and an M.B.A. degree from the Harvard Business School.

Board Meetings and Committees

      The size of the Board of Directors of the Company for the coming year is four members. Three of the directors, or a majority of the Board of Directors, are independent directors. The independent directors have regularly scheduled meetings at which only independent directors are present. The term of office of each director is for a period of one year or until the election and qualification of his successor. The Board of Directors held a total of four meetings during the fiscal year ended December 31, 2006. No directors attended fewer than 75% of all meetings of the Board of Directors during the 2005 fiscal year.

      Unless authority is withheld by your Proxy, it is intended that the common stock represented by your Proxy will be voted for the respective nominees listed above. If any nominee should not serve for any reason, the Proxy will be voted for such person as shall be designated by the Board of Directors to replace such nominee. The Board of Directors has no reason to expect that any nominee will be unable to serve. There is no arrangement between any of the nominees and any other person or persons pursuant to which he was or is to be selected as a director.

      There are three committees of the Board of Directors, which meet periodically during the year: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

      The Audit Committee directs the auditing activities of the Company's internal auditors and registered public independent accounting firm and reviews the services performed by the registered public independent accounting firm and evaluates the Company's accounting practices and procedures and its system of internal accounting controls. The Audit Committee consists of Messrs. Keith D. Ignotz (Chairman of the Committee), Randall A. Mackey, John C. Pingree and Dr. David M. Silver. During 2006, the Audit Committee met on one occasion. The Company's Board of Directors has determined that Keith D. Ignotz and John C. Pingree, who currently serve as directors of the Company as well as members of the Company's audit committee, are independent audit committee financial experts.

      The Compensation Committee is responsible for recommending to the Board of Directors for approval the annual compensation of each executive officer of the Company, developing policy in the areas of compensation and fringe benefits, contribution under the 401(k) Retirement Savings Plan, granting of options under the stock option plans, and creating other employee compensation plans. The Compensation Committee consists of Messrs. Keith D. Ignotz, Randall A. Mackey, John C. Pingree and Dr. David M. Silver (Chairman of the Committee). During 2006, the Compensation Committee met on one occasion.

      The Nominating and Corporate Governance Committee identifies individuals qualified to become board members consistent with criteria approved by the board, recommends to the board the persons to be nominated by the board for election as directors at a meeting of shareholders, and develops and recommends to the board a set of corporate governance principles. The Nominating and Corporate Governance Committee consists of Messrs. Keith D. Ignotz, John C. Pingree (Chairman of the Committee) and Dr. David M. Silver. The Nominating and Corporate Governance Committee is composed solely of independent directors.

Director Nominating Process

      The process for identifying and evaluating nominees for directors include the following steps: (1) the Nominating and Corporate Governance Committee, Chairman of the Board or other board members identify a need to fill vacancies or add newly created directorships; (2) the Chairman of the Nominating and Corporate Governance Committee initiates a search and seeks input from board members and senior management and, if necessary, obtains advice from legal or other advisors (but does not hire an outside search firm); (3) director candidates, including any candidates properly proposed by shareholders in accordance with the Company's bylaws, are identified and presented to the Nominating and Corporate Governance Committee; (4) initial interviews with candidates are conducted by the Chairman of the Nominating and Corporate
Governance Committee; (5) the Nominating and Corporate Governance Committee meets to consider and approve final candidate(s) and conduct further interviews as necessary; and (6) the Nominating and Corporate Governance Committee makes recommendations to the board for inclusion in the slate of directors at the annual meeting. The evaluation process will be the same whether the nominee is recommended by a shareholder or by a member of the Board of Directors.

      The Nominating and Corporate Governance Committee will consider nominees proposed by shareholders. To recommend a prospective nominee for the Nominating and Corporate Governance Committee's consideration, shareholders may submit the candidate's name and qualifications to: Luis A. Mostacero, Controller, Treasurer and Secretary, Paradigm Medical Industries, Inc., 2355 South 1070 East, Salt Lake City, Utah 84119. Recommendations from shareholders for nominees must be received by Mr. Mostacero not later than the date set forth under "Deadline for Receipt of Shareholder's Proposals for Annual Meeting to be Held in August 2008" below.

      The Nominating and Corporate Governance Committee operates pursuant to a written charter. The full text of the charter is published on the Company's website at www.paradigm-medical.com. Shareholders may also obtain a copy of the charter without charge by writing to: Luis A. Mostacero, Controller, Paradigm Medical Industries, Inc., 2355 South 1070 East, Salt Lake City, Utah 84119.

Meetings of Non-Management Directors

      The Company's nonmanagement directors regularly meet without management participation. In addition, an executive session including only the independent directors is held at least annually.

Shareholder Communications with the Board of Directors

      Shareholders who wish to communicate with the Board of Directors or a particular director may send a letter to Luis A. Mostacero, Vice President of Finance, Treasurer and Secretary, Paradigm Medical Industries, Inc., 2355 South 1070 East, Salt Lake City, Utah 84119. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication." All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the board or just certain specified individual directors. The Company's Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Appointment of New President and Chief Executive Officer

      On January 5, 2006, Raymond P.L. Cannefax was appointed as President and Chief Executive Officer, replacing John Y. Yoon who had served in those positions from March 18, 2004 to December 31, 2005. Mr. Yoon resigned as President and Chief Executive Officer, effective December 31, 2005, to pursue other opportunities.

Appointment of New Vice President of Finance and New Vice President of Sales and Marketing, New Vice President of International Sales, and New Vice President of Operations.

      On March 20, 2006, Luis A. Mostacero was appointed as Vice President of Finance. Mr. Mostacero previously served as Controller from June, 2000 to September, 2005. On January 4, 2006, Alfred B. Franklin was appointed as Vice President of Domestic Sales, replacing Michael S. Austin who resigned as Vice President of Sales and Marketing on November 28, 2006, to pursue other opportunities. On March 29, 2006, Christina M. Conner was appointed as Vice President of International Sales; and Julio Maximo was appointed as Vice President of Operations. On June 25, 2007, Steven Davis was appointed Vice President of Sales and Marketing, replacing Alfred B. Franklin who resigned on May 14, 2007, to pursue other opportunities, and Charles Pritchard was appointed Domestic Sales Manager.

Executive Officers

      The following sets forth certain information with respect to the executive officers of the Company:

         Name                   Age                   Title
      ---------------------     ---    --------------------------------------
      Raymond P.L. Cannefax     59     President and  Chief Executive Officer

      Raymond P.L. Cannefax has served as the Company's President and Chief Executive Officer since January 5, 2006. Mr. Cannefax previously served as the Company's Vice President of Sales and Marketing from January 2003 to May 2005. From May 2005 to January 2006, Mr. Cannefax served as Vice President of the Asia/Pacific Region for Sonomed, Inc., a manufacturer of ophthalmic products and a wholly owned subsidiary of Escalon Medical Corp. From January 2002 to January 2003, Mr. Cannefax was Vice President of Business Development and Sales for Vermax, Inc., a manufacturer of products for hotel properties. From 1996 to January 2002, he was President, Chief Operating Officer and founder of Aspen Network, Inc., a software development and e-commerce company. From 1992 to 1996, Mr. Cannefax was President and Chief Executive Officer of Apollo Telecom, Inc., a telecommunications company. From 1986 to 1992, he was a Regional Sales Director and a Senior District Manager of Sprint Communications Corporation. Mr. Cannefax received a B.S. degree in Psychology and Zoology from the University of Utah.

Corporate Governance

      Corporate Governance Guidelines. The Board of Directors has adopted the Paradigm Medical Industries, Inc. Corporate Governance Guidelines. These guidelines outline the functions of the board, director qualifications and responsibilities, and various processes and procedures designed to insure effective and responsive governance. The guidelines are reviewed from time to time in response to regulatory requirements and best practices and are revised accordingly. The full text of the guidelines is published on the Company's website at www.paradigm-medical.com. A copy of the Corporate Governance Guidelines may also be obtained at no charge by written request to the attention of Luis A. Mostacero, Vice President of Finance, Treasurer and Secretary, Paradigm Medical Industries, Inc., 2355 South 1070 East, Salt Lake City, Utah 84119.

      Code of Business Conduct. All of the Company's officers, employees and directors are required to comply with the Company's Code of Business Conduct and Ethics to help insure that the Company's business is conducted in accordance with appropriate standards of ethical behavior. The Company's Code of Business Conduct and Ethics covers all areas of professional conduct, including customer relationships, conflicts of interest, insider trading, financial disclosures, intellectual property and confidential information, as well as requires adherence to all laws and regulations applicable to the Company's business. Employees are required to report any violations or suspected violations of the Code. The Code includes an anti- retaliation statement. The full text of the Code of Business Conduct and Ethics is published on the Company's website at www.paradigm-medical.com. A copy of the Code of Business Conduct and Ethics may also be obtained at no charge by written request to the attention of Luis A. Mostacero, Vice President of Finance, Treasurer and Secretary, Paradigm Medical Industries, Inc., 2355 South 1070 East, Salt Lake City, Utah 84119.

Executive Compensation

      The following table sets forth, for each of the last three fiscal years, the compensation received by Raymond P.L. Cannefax, President and Chief Executive Officer, and other executive officers whose salary and bonus for all services in all capacities exceed $100,000 for the fiscal years ended December 31, 2006, 2005 and 2004.

                                                 Summary Compensation Table


                                                                                      Change in
                                                                                       Pension
                                                                                      Value and
                                                                        Non-Equity   Non-qualified
                                                                        Incentive      Deferred
                                                                           Plan         Compen-      All Other
Name and                                           Stock    Option        Compen-       sation        Compen-
Principal Position    Year   Salary$    Bonus($)   Awards   Awards($)     sation        Earnings       sation      Total
------------------    ----   --------   --------   ------   ---------   ----------   -------------   ----------   --------
Raymond P.L.          2006   $127,940      -         -          -            -             -              -       $127,940
Cannefax  President   2005     64,285      -         -          -            -             -              -         64,285
and Chief Executive   2004          0      -         -          -            -             -              -              0
Officer(1)

----------------------
      (1) Mr. Cannefax has served as President and Chief Executive Officer since January 5, 2006.


                                   Supplemental All Other Compensation Table

                                                                  Registrant
                                                                   Contribu-               Dividends
                Perks                                              tions to                   or
                 and                                 Payments/     Defined                 Earnings
                Other        Tax       Discounted    Accruals      Contribu-               on Stock
               Personal   Reimburse-   Securities    on Termin-      tion      Insurance   or Option
Name           Benefits     ments      Purchases    ation Plans      Plans     Premiums     Awards      Other
------------   --------   ----------   ----------   -----------   ----------   ---------   ----------   -----
Raymond P.L.       -           -            -            -             -           -           -          -
Cannefax


                                                Grants of Plan-Based Awards


                        Estimated Future Payouts Under     Estimated Future Payouts
                          Non-Equity Incentive Plan      Under Equity Incentive Plan
                                    Awards                          Awards
                        ------------------------------   ----------------------------               All Other
                                                                                        All Other    Option
                                                                                          Stock      Awards:
                                                                                         Awards:    Number of    Exercise
                                                                                        Number of   Securities   or Base
                                                                                        Shares of     Under-     Price of
                                                                                         Stock or     lying       Option
               Grant     Threshold   Target   Maximum    Threshold   Target   Maximum     Units      Options      Awards
Name            Date        ($)       ($)       ($)         (#)       (#)       ($)        (#)         (#)        ($/Sh)
------------   ------    ---------   ------   -------    ---------   ------   -------   ---------   ----------   --------
Raymond P.L.   1/5/06        -         -         -           -          -        -          -       4,500,000      $.01
Cannefax




                                                            6

                                           Outstanding Equity Awards At Fiscal Year End

                                                                                                                       Equity
                                                                                                          Equity     Incentive
                                                                                                         Incentive      Plan
                                                                                                           Plan        Awards:
                                                                                                          Awards      Market or
                                              Equity                                                     Number of     Payout
                                            Incentive                                         Market      Unearned    Value of
                              Number of     Pan Awards                             Number    Value of     Shares,     Unearned
                Number of     Securities    Number of                                of      Shares or   Units or      Shares,
                Securities    Underlying    Securities                           Shares or   Units of      Other      Units or
                Underlying   Unexercised    Underlying                           Units of      Stock       Rights      Other
               Unexercised     Options:    Unexercised    Option                   Stock     That Have   That Have   Rights That
                 Options         (#)         Unearned    Exercise     Option     Held That      Not         Not       Have Not
                   (#)         Unexer-       Options      Price     Expiration   Have Not      Vested      Vested      Vested
Name           Exercisable     cisable         (#)         ($)         Date      Vested(#)      ($)         (#)          ($)
------------   -----------   -----------   -----------   --------   ----------   ---------   ---------   ---------   -----------
Raymond P.L.        0             0             -           -            -           -           -           -            -
Cannefax

                Option Exercises and Stock Vested for Fiscal 2006


                        Option Awards                      Stock Awards
               -------------------------------   -------------------------------
                  Number of                        Number of
               Shares Acquired  Value Realized   Shares Acquired  Value Realized
                 on Exercise     on Exercise       on Vesting       on Vesting
Name                 (#)              ($)              (#)              ($)
------------   ---------------  --------------   ---------------  --------------
Raymond P.L.          0                -                0                -
Cannefax


                        Pension Benefits for Fiscal 2006

                           Number of
                             Years     Present Value of
                           Credited       Accumulated      Payments During
                            Service         Benefit        Last Fiscal Year
Name           Plan Name      (#)             ($)                ($)
------------   ---------   ---------   -----------------   ----------------
Raymond P.L.
Cannefax         None          -               -                  -


Director Compensation

        Outside directors are currently not paid a director's fee for their services but are reimbursed for their expenses in attending board and committee meetings. Directors are not precluded from serving the Company in any other capacity and receiving compensation therefore. The directors were not granted any options to purchase shares of the Company's common stock during 2005 or 2006.

                                    Director Compensation for Fiscal 2006

                                                                         Change in
                                                                       Pension Value
                           Fees                                             and
                        Earned or                       Non-Equity     Nonqualified
                         Paid In    Stock    Option   Incentive Plan     Deferred        All Other
                           Cash     Awards   Awards    Compensation    Compensation    Compensation   Total
Name                       ($)       ($)      ($)           ($)          Earnings           ($)        ($)
---------------------   ---------   ------   ------   --------------   -------------   ------------   -----
Keith D. Ignotz             0         -        -             -               -               -          0
Randall A. Mackey           0         -        -             -               -               -          0
John C. Pingree             0         -        -             -               -               -          0
David M. Silver, PhD.       0         -        -             -               -               -          0

Employee 401(k) Plan

        In October 1996, the Company's Board of Directors adopted a 401(k) Retirement Savings Plan. Under the terms of the 401(k) plan, effective as of November 1, 1996, the Company may make discretionary employer matching contributions to its employees who choose to participate in the plan. The plan allows the board to determine the amount of the contribution at the beginning of each year. The board adopted a contribution formula specifying that such discretionary employer matching contributions would equal 100% of the participating employee's contribution to the plan up to a maximum discretionary employee contribution of 3% of a participating employee's compensation, as defined by the plan. All persons who have completed at least six months' service with the Company and satisfy other plan requirements are eligible to participate in the plan. The plan is currently available to the Company's employees at the employees' expense with no matching contribution from the Company.

1995 Stock Option Plan

        The Company adopted a 1995 Stock Option Plan, for the officers, employees, directors and consultants of its company on November 7, 1995. The plan authorized the granting of stock options to purchase an aggregate of not more than 300,000 shares of its common stock. On February 16, 1996, options for substantially all 300,000 shares were granted. On June 9, 1997, the Company's shareholders approved an amendment to the plan to increase the number of shares of common stock reserved for issuance thereunder from 300,000 shares to 600,000 shares. On September 3, 1998, the Company's shareholders approved an amendment to the plan to increase the number of shares of common stock reserved for issuance thereunder from 600,000 shares to 1,200,000 shares. On November 29, 2000, the Company's shareholders approved an amendment to the plan to increase the number of shares of common stock reserved for issuance thereunder from 1,200,000 shares to 1,700,000 shares. On September 11, 2001, the Company's shareholders approved an amendment to the plan to increase the number of shares of common stock reserved for issuance thereunder from 1,700,000 shares to 2,700,000 shares. On June 13, 2003, the Company's shareholders approved an amendment to the plan to increase the member of shares of common stock reserved for issuance thereunder from 2,700,000 shares to 3,700,000 shares. On July 11, 2005, the Company's shareholders approved an amendment to the plan to increase the number of shares of common stock reserved for issuance thereunder from 3,700,000 shares to 5,000,000 shares. On August 31, 2006, the Company's shareholders approved an amendment to the plan to increase the number of shares of common stock reserved for issuance thereunder from 5,000,000 shares to 8,000,000 shares.

        The compensation committee administers the 1995 Stock Option Plan. In general, the compensation committee will select the person to whom options will be granted and will determine, subject to the terms of the plan, the number, exercise, and other provisions of such options. Options granted under the plan will become exercisable at such times as may be determined by the compensation committee. Options granted under the plan may be either incentive stock options, as such term is defined in the Internal Revenue Code, or non-incentive stock options. Incentive stock options may only be granted to persons who are employees. Non-incentive stock options may be granted to any person, including, but not limited to, its employees, independent agents, consultants as the compensation committee believes has contributed, or will contribute, to the Company's success. The compensation committee determines the exercise price of options granted under the 1995 Stock Option Plan, provided that, in the case of incentive stock options, such price is not less than 100% (110% in the case of incentive stock options granted to holders of 10% of voting power of its stock) of the fair market value (as defined in the plan) of the common stock on the date of grant. The aggregate fair market value (determined at the time of option grant) of stock with respect to which incentive stock options become exercisable for the first time in any year cannot exceed $100,000.

        The term of each option shall not be more than ten years (five years in the case of incentive stock options granted to holders of 10% of the voting power of its stock) from the date of grant. The Board of Directors has a right to amend, suspend or terminate the 1995 Stock Option Plan at any time; provided, however, that unless ratified by its shareholders, no amendment or change in the plan will be effective that would increase the total number of shares that may be issued under the plan, materially increase the benefits accruing to persons granted under the plan or materially modify the requirements as to eligibility and participation in the plan. No amendment, supervision or termination of the plan shall, without the consent of an employee to whom an option shall heretofore have been granted, affect the rights of such employee under such option.

Employment Agreements

        The Company entered into an employment agreement with Raymond P.L. Cannefax, which commenced on January 5, 2006 and expires on January 5, 2007. The employment agreement requires Mr. Cannefax to devote substantially all of his working time as the Company's President and Chief Executive Officer, providing that he may be terminated for "cause" (as provided in the agreement) and prohibits him from competing with the Company for two years following the termination of his employment agreement. The employment agreement provides for the payment of an initial base salary of $125,000. The employment agreement also provides for salary increases and bonuses as shall be determined at the discretion of the Board of Directors, with the first review of the annual salary to be made as of June 30, 2006. The employment agreement further provides for the issuance of stock options to purchase 4,500,000 shares of the Company's common stock at $.01 per share. The options vest in twelve equal monthly installments of 375,000 shares, beginning on February 5, 2006 until such shares are vested.

        The Company entered into an amendment to the employment agreement with Mr. Cannefax, which extends the term of the employment agreement for a one year period from January 5, 2007 to January 5, 2008. Under the terms of the amendment, Mr. Cannefax's annual base salary increased to $150,000, effective May 27, 2007. The initial base salary in the employment agreement dated January 5, 2006 was $125,000, which the Board of Directors increased to $140,000, effective as of October 1, 2006. The amendment provides for the granting of additional stock options to Mr. Cannefax to purchase 4,500,000 shares of the Company's common stock at $.01 per share. These options vest in 12 equal monthly installments of 375,000 shares, beginning on September 20, 2007 until such shares are vested.

        In the event of a change of control of the Company, then all outstanding stock options granted to Mr. Cannefax shall be immediately vested. A change of control shall be deemed to have occurred if (i) a tender offer shall be made and consummated for the ownership of more than 25% of the Company's outstanding shares; (ii) the Company shall be merged or consolidated with another corporation and, as a result, less than 25% of the outstanding common shares of the surviving corporation shall be owned in the aggregate by the Company's former shareholders, as the same shall have listed prior to such merger or consolidation; (iii) the Company shall sell all or substantially all of its assets to another corporation that is not a wholly owned subsidiary or affiliate; (iv) as a result of any contested election for the Board of Directors, or any tender or exchange offer, merger of business combination or sale of assets, the persons who were directors of the Company before such a transaction shall cease to constitute a majority of the Board of Directors; or
(v) a person other than an officer or director of the Company shall acquire more than 20% of the outstanding shares of common stock of the Company.

        The Company entered into an employment agreement with John Y. Yoon, which commenced on March 18, 2004 and was to expire on March 18, 2007. The employment agreement required Mr. Yoon to devote substantially all of his working time as the Company's President and Chief Executive Officer, providing that he could be terminated for "cause" (as defined in the agreement) and prohibited him from competing with the Company for two years following the termination of his employment agreement. The employment agreement provided for the payment of an initial base salary of $175,000, effective as of April 1, 2004. The employment agreement also provided for salary increases and bonuses as shall be determined at the discretion of the Board of Directors. The employment agreement further provided for the issuance of stock options to purchase 1,000,000 shares of the Company's common stock at $.13 per share. The options were to vest in 36 equal monthly installments of 27,778 shares, beginning on April 30, 2004 until such shares were vested. Mr. Yoon resigned as President and Chief Executive Officer of the Company on December 31, 2005 to pursue other opportunities. At the time of his resignation, stock options to purchase 583,338 shares of the Company's common stock were vested. Under the terms of the 1995 Stock Option Plan, the vested options terminated on March 31, 2006.

        The Company entered into an employment agreement with Aziz A. Mohabbat on October 5, 2004, which was effective as of April 1, 2004, and was to expire on March 18, 2006. The employment agreement required Mr. Mohabbat to devote substantially all of his working time as the Company's Vice President of Operations and Chief Operating Officer, provided that he could be terminated for "cause" (as defined in the agreement) and prohibited him from competing with the Company for two years following the termination of the employment agreement. The employment agreement provided for the payment of an initial base salary of $144,500, effective as of April 1, 2004. The employment agreement also provided for salary increases and bonuses as shall be determined at the discretion of the Company's Board of Directors. The employment agreement further provided for the issuance of stock options to purchase 200,000 shares of the Company's common stock at $.12 per share. These options were to vest in 36 equal monthly installments of 5,556 shares, beginning on April 30, 2004, until such shares were vested. Mr. Mohabbat resigned as Vice President of Operations and Chief Operating Officer of the Company on November 15, 2005 to pursue other opportunities. At the time of his resignation, stock options to purchase 105,564 shares of the Company's common stock were vested. Under the terms of the 1995 Stock Option Plan, the vested options terminated on February 13, 2006.

Retirement Agreement

        On May 6, 1999, the Company's Board of Directors approved resolutions relating to the retirement of John M. Hemmer, then Vice President of Finance and Chief Financial Officer of the Company. The board resolutions provided that Mr. Hemmer's annual salary of $120,000 per annum was to continue until June 1, 1999, at which time his employment contract and change of control agreement with the Company would terminate and he would become an independent consultant to the Company. As a consultant, Mr. Hemmer was to receive an initial payment of $12,500 with annual payments thereafter of $25,000 payable on January 1, 2000, 2001 and 2002, and a final payment of $12,500 payable on January 1, 2003, for a total consulting contract of $100,000.

        In addition, the board resolutions provided that the Company was to issue to Mr. Hemmer warrants to purchase 125,000 shares of common stock at $2.63 per share, exerciseable for a period of five years, and warrants to purchase 75,000 shares of common stock at $7.50 per share, exerciseable for a period of five years, but such warrants were not to be issued until Mr. Hemmer exercised all of the warrants to purchase 125,000 common shares at $2.63 per share. The
Company has paid a total of $87,500 to Mr. Hemmer under the consulting agreement.

        On May 30, 2006, the Company entered into an agreement with Mr. Hemmer in which he acknowledged that the Company owed him a total of $12,500 for past services he rendered to the Company, including as a consultant, and the Company agreed to pay him the sum of $12,500 in twelve monthly installments of $1,000 each and a final monthly payment of $500. The Company has paid a total of $12,500 to Mr. Hemmer under this agreement.

Certain Relationships and Related Transactions

        The information set forth herein describes certain transactions between the Company and certain affiliated parties. Future transactions, if any, will be approved by a majority of the disinterested members and will be on terms no less favorable to the Company than those that could be obtained from unaffiliated parties.

        Randall A. Mackey, a director since January 21, 2000, and from September 1995 to September 3, 1998 and Chairman of the Board since August 30, 2002, is president and a shareholder of the law firm of Mackey Price Thompson & Ostler, which rendered legal services in connection with various corporate matters. Legal fees and expenses paid to Mackey Price Thompson & Ostler for the fiscal years ended December 31, 2006 and 2005, totaled $148,000 and $220,000, respectively. In addition, on April 7, 2005 the Company issued 250,000 shares of common stock to Mackey Price Thompson & Ostler in payment for $22,500 in legal services. As of December 31, 2006, the Company owed this firm $133,850, which is included in accounts payable.

Report of the Audit Committee

        The Company has an Audit Committee consisting of four nonmanagement directors, Randall A. Mackey, Keith D. Ignotz, John C. Pingree and Dr. David M. Silver. Three of the members of the audit committee are considered independent and qualified in accordance with applicable independent director and audit committee listing standards. The Company's Board of Directors has adopted a written charter for the Audit Committee.

        During the year 2006 the Audit Committee met one time. The Audit Committee has met with management and discussed the Company's internal controls, the quality of the Company's financial reporting, the results of internal and external audit examinations, and the audited financial statements. In addition, the Audit Committee has met with the Company's independent auditors, Chisholm, Bierwolf & Nilson, and discussed all matters required to be discussed by the auditors with the Audit Committee under Statement on Auditing Standards No. 61 (communication with audit committees). The Audit Committee received and discussed with the auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (independence discussions with audit committees), and considered with the auditors whether the provision of financial information systems design and implementation and other non- audit services provided by them to the Company during 2006 was compatible with the auditors' independence.

        In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which is responsible for the integrity of the Company's internal controls and its financial statements and reports, and the Company's independent auditors, who are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and for issuing a report on these financial statements.

        Pursuant to the  reviews  and  discussions  described  above,  the Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10% of any class of the Company's Common Stock to file initial reports of ownership and periodic changes of ownership of the Company's Common Stock with the U.S. Securities and Exchange Commission. Such persons are also required to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such reports received by it with respect to fiscal 2006, or written representations from certain reporting persons, the Company believes that its directors, officers and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information with respect to beneficial ownership of the Company's common stock as of August 20, 2007 for (i) each executive officer (ii) each director, (iii) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares, and (iv) all directors and officers as a group.


                                                                   Percent of
    Name and Address(1)                        Number of Shares     Ownership
    -------------------                        ----------------    ----------
    Raymond P.L. Cannefax (2)                      9,000,000          3.6%
    Dr. David M. Silver (2)                          761,166             *
    Randall A. Mackey (2)                            725,000             *
    Keith D. Ignotz (2)                              525,709             *
    John C. Pingree (2)                              431,500             *
                                                   ---------
    Executive officers and directors
       as a group (five persons)                  11,443,375          4.6%

            -----------------
            *Less than 1%.

(1) Unless otherwise indicated, the address of each listed shareholder is c/o Paradigm Medical Industries, Inc., 2355 South 1070 West, Salt Lake City, Utah, 84119.
(2) The amounts shown include shares that may be acquired currently, or within 60 days after July 31, 2007 through the exercise of stock options are follows: Mr. Cannefax, 4,500,000 shares; Dr. Silver, 725,000 shares; Mr. Mackey, 725,000 shares; Mr. Ignotz, 525,851 shares; and Mr. Pingree, 275,000 shares.

             APPROVAL OF INCREASE IN THE NUMBER OF AUTHORIZED SHARES

                                   Proposal 2

        The Certificate of Incorporation currently authorizes the issuance of 800,000,000 shares of common stock. As of the record date, 246,866,625 shares were issued and outstanding. There have been 6,753 shares of common stock set aside and reserved in the event that holders of shares of Series A preferred stock elect to convert those shares into shares of common stock, 10,783 shares of common stock set aside and reserved in the event that holders of shares of Series B preferred stock elect to convert those shares into shares of Common Stock, 8,750 shares of common stock set aside and reserved in the event that holders of shares of Series D preferred stock elect to convert those shares into shares of common stock, 13,333 shares of common stock set aside and reserved in the event that holders of shares of Series E preferred stock elect to convert those shares into shares of common stock, and 234,550 shares of common stock set aside and reserved in the event that holders of shares of Series F preferred stock elect to convert those shares into shares of common stock, and 588,235 shares of common stock set aside and reserved in the event holders of shares of Series G preferred stock elect to convert those shares into shares of common stock.

        Between June 10, 1997 and August 14, 2007, the Company issued (i) stock options that are currently outstanding to executive officers and employees to purchase 9,255,000 shares of the Company's common stock at exercise prices ranging from $.01 per share to $2.75 per share, and (ii) stock options that are currently outstanding to directors to purchase 2,250,000 shares of the Company's common stock at exercise prices from $.09 per share to $2.75 per share. In addition, between June 10, 1997 and August 20, 2007, the Company issued warrants to individuals and entities to purchase a total of 39,059,392 shares of the Company's common stock at exercise prices ranging from $.005 per share to $6.75 per share.


         As a result of the Company's prior financings, acquisitions, note conversions, and efforts to provide incentives to officers, directors and employees, the Board of Directors has determined that it is in the best interest of the Company and its stockholders to amend the first paragraph of Article thereof numbered "FOURTH" of the Company's Certificate of Incorporation (the "Amendment") to increase the authorized shares of common stock of the Company from 800,000,000 shares to 1,400,000,000 shares. The text of the proposed Amendment is attached hereto as Exhibit I. If the stockholders approve the Amendment, the Board of Directors intends to file an Amendment to the Company's Certificate of Incorporation reflecting the Amendment with the Delaware Secretary of State as soon as practicable following such stockholder approval.

         The objective of the increase in the number of authorized shares of common stock is to insure that the Company will have sufficient shares available for future issuances. The Board of Directors believes that it is necessary and prudent to increase the authorized number of shares of common stock to the proposed level in order to provide a reserve of shares available for issuance to meet the Company's business needs as they arise. Although the Board of Directors has no immediate plans to issue a significant number of additional shares of common stock, except for shares issuable upon conversion of $3,517,367 of notes and the exercise of warrants and of stock options previously granted to the Company's officers and employees, such future business needs may include, without limitation, funding future financings and acquisitions, providing shares issuable upon conversion of notes and exercise of warrants, and providing equity incentives to the Company's officers, directors and employees through stock options.

Outstanding Commitments to Issue Shares

         The following table identifies the Company's outstanding commitments to issue shares, including the shares underlying the convertible notes and warrants issuable upon conversion of the notes and exercise of the warrants:


                                                  Underlying Shares
              Security                             of Common Stock

            Notes (1)                                  977,046,380
            Warrants (2)                                39,059,392
            Preferred Stock (3)                            862,404
            Stock Options (4)                           11,500,000
                                                   ---------------
                Total                                1,028,468,176

(1) Assumes full conversion of $3,517,367 of notes issued to AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, and New Millennium Capital Partners II, LLC at a conversion price of $.0036 per share (based upon a market price of $.006 as of July 23, 2007 with a 40% discount).
(2) Consisting of warrants exerciseable at prices ranging from $.005 per share to $6.75 per share, including warrants issued to AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, and New Millennium Capital Partners II, LLC to purchase 16,534,392 shares of common stock at an exercise price of $.20 per share, exerciseable through the period from April 27, 2010 to June 30, 2010, warrants to purchase 12,000,000 shares of common stock at an exercise price of $.10 per share, exerciseable through the period from February 28, 2011 to April 20, 2012, and warrants to purchase 10,000,000 shares of common stock at an exercise price of $.005 per share, exerciseable through June 11, 2012.
(3) Consisting of 6,753 shares of common stock issuable upon conversion of 5,627 shares of Series A preferred stock, 10,783 shares of common stock issuable upon conversion of 8,986 shares of Series B preferred stock, 8,750 shares of common stock issuable upon conversion of 5,000 shares of Series D preferred stock, 13,333 shares of common stock issuable upon conversion of 250 shares of Series E preferred stock, 234,550 shares of common stock issuable upon conversion of 4,398.75 shares of Series F preferred stock, and 588,235 shares of common stock issuable upon conversion of 588,235 shares of Series G preferred stock.
(4) Consisting of stock options granted to executive officers and employees to purchase 9,250,000 shares of common stock at exercise prices ranging from $.01 per share to $2.75 per share, and stock options granted to directors to purchase 2,250,000 shares of common stock at exercise prices ranging from $.01 per share to $2.75 per share.

         There are a total of 1,028,468,176 shares underlying the Company's convertible notes, warrants, preferred stock and stock options, assuming full conversion of the outstanding notes and preferred stock and the exercise of all the outstanding warrants and stock options. The current number of the Company's authorized shares of common stock is 800,000,000 shares. The large number of shares of common stock underlying the notes, warrants, preferred stock and stock options will require the Company to increase the number of authorized shares. Failure to obtain stockholder approval to increase the number of authorized shares could result in the noteholders commencing legal action against the Company and foreclosing on all of its assets to recover damages. Any such action would require the Company to curtail or cease its operations.


Callable Secured Convertible Notes and Warrants

     April 27, 2005 Sale of $2,500,000 in Callable Secured Convertible Notes: To obtain funding for the Company's ongoing operations, the Company entered into a securities purchase agreement with four accredited investors on April 27, 2005 for the sale of (i) $2,500,000 in convertible notes and (ii) warrants to purchase 16,534,392 shares of its common stock. The sale of the convertible notes and warrants occurred in three traunches and the investors provided the Company with an aggregate of $2,500,000 as follows:

o    $850,000 was disbursed on April 27, 2005;
o $800,000 was disbursed on June 23, 2005 after the Company filed a registration statement on June 22, 2005 to register the shares of common stock issuable upon conversion of the convertible notes and exercise of the warrants; and
o $850,000 was disbursed on June 30, 2005, the effective date of the registration statement.

     Under the terms of the securities purchase agreement, the Company agreed that it would not, without the prior written consent of a majority-in-interest of the investors, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves (i) the issuance of common stock at a discount to the market price of the common stock on the date of issuance (taking into account the value of any warrants or options to acquire common stock in connection therewith), (ii) the issuance of convertible securities that are convertible into an indeterminate number of shares of common stock, or (iii) the issuance of warrants during the lock-up period beginning April 27, 2005 and ending on the later of (A) 270 days from April 27, 2005, and (B) 180 days from the date the registration statement is declared effective.

     In addition, the Company agreed not to conduct any equity financing (including debt financing with an equity component) during the period beginning April 27, 2005 and ending two years after the end of the above lock-up period unless it has first provided each investor an option to purchase its pro-rata share (based on the ratio of each investor's purchase under the securities purchase agreement) of the securities being offered in any proposed equity financing. Each investor must be provided written notice describing any proposed equity financing at least 20 business days prior to the closing of such proposed equity financing and the option must be extended to each investor during the 15-day period following delivery of such notice.

     The $2,500,000 in convertible notes bear interest at 8% per annum from the date of issuance. Interest is computed on the basis of a 365-day year and is payable quarterly in cash, with six months of interest payable up front. The interest rate resets to zero percent for any month in which the stock price is greater than 125% of the initial market price, or $.0945, for each trading day during that month. Any amount of principal or interest on the convertible notes that is not paid when due will bear interest at the rate of 15% per annum from the date due thereof until such amount is paid. The callable secured convertible notes mature in three years from the date of issuance, and are convertible into the Company's common stock at the noteholders' option, at the lower of (i) $.09 or (ii) 60% of the average of the three lowest intraday trading prices for the common stock on the OTC Bulletin Board for the 20 trading days before but not including the conversion date. Accordingly, there is no limit on the number of shares into which the notes may be converted.

     The $2,500,000 in notes are secured by the Company's assets, including the Company's inventory, accounts receivable and intellectual property. Moreover, the Company has a call option under the terms of the notes. The call option provides the Company with the right to prepay all of the outstanding convertible notes at any time, provided there is no event of default by the Company and its stock is trading at or below $.09 per share. An event of default includes the failure by the Company to pay the principal or interest on the convertible notes when due or to timely file a registration statement as required by the Company or obtain effectiveness with the Securities and Exchange Commission of the registration statement. Prepayment of the convertible notes is to be made in cash equal to either (i) 125% of the outstanding principal and accrued interest for prepayments occurring within 30 days following the issue date of the notes;
(ii) 130% of the outstanding principal and accrued interest for prepayments occurring between 31 and 60 days following the issue date of the notes; and
(iii) 145% of the outstanding principal and accrued interest for prepayments occurring after the 60th day following the issue date of the notes.

     The warrants are exercisable until five years from the date of issuance at a purchase price of $.20 per share. The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to an effective registration statement. In the event the investors exercise the warrants on a cashless basis, the Company will not receive any proceeds therefrom. In addition, the exercise price of the warrants will be adjusted in the event the Company issues common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the convertible notes issued pursuant to the securities purchase agreement.

     The noteholders have agreed to restrict their ability to convert their callable secured convertible notes or exercise their warrants and receive shares of our common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock. However, the noteholders may repeatedly sell shares of common stock in order to reduce their ownership percentage, and subsequently convert additional callable secured convertible notes. As of August 20, 2007, a total of $850,826 in convertible notes issued on April 27, 2005 have been converted by the noteholders.

     February 28, 2006 Sale of $1,500,000 in Callable Secured Convertible Notes:
To obtain additional funding for the Company's ongoing operations, the Company entered into a second securities purchase agreement on February 28, 2006 with the same four accredited investors for the sale of (i) $1,500,000 in convertible notes and (ii) warrants to purchase 12,000,000 shares of its common stock. The sale of the convertible notes and warrants is to occur in three traunches and the investors are obligated to provide the Company with an aggregate of $1,500,000 as follows:

o    $500,000 was disbursed on February 28, 2006;
o $500,000 was disbursed on June 28, 2006 after the Company filed a registration statement on June 15, 2006 to register the shares of common stock underlying the convertible notes. The registration statement was subsequently withdrawn on July 25, 2006 and a new registration statement was filed on September 21, 2006 to register 60,000,000 shares of common stock issuable upon conversion of the convertible notes;

o $500,000 was disbursed on April 20, 2007, the day prior to the effective date of the registration statement on May 1, 2007.

     Under the terms of the February 28, 2006 securities purchase agreement, the Company agreed that it would not, without the prior written consent of a majority-in-interest of the investors, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves (i) the issuance of common stock at a discount to the market price of the common stock on the date of issuance (taking into account the value of any warrants or options to acquire common stock in connection therewith), (ii) the issuance of convertible securities that are convertible into an indeterminate number of shares of common stock, or (iii) the issuance of warrants during the lock-up period beginning February 28, 2006 and ending on the later of (a) 270 days from February 28, 2006, or (b) 180 days from the date the registration statement is declared effective.

     In addition, the Company agreed not to conduct any equity financing (including debt financing with an equity component) during the period beginning February 28, 2006 and ending two years after the end of the above lock-up period unless it first provided each investor an option to purchase its pro-rata share (based on the ratio of each investor's purchase under the securities purchase agreement) of the securities being offered in any proposed equity financing. Each investor must be provided written notice describing any proposed equity financing at least 20 business days prior to the closing of such proposed equity financing and the option must be extended to each investor during the 15-day period following delivery of such notice.

     The $1,500,000 in convertible notes bear interest at 8% per annum from the date of issuance. Interest is computed on the basis of a 365-day year and is payable quarterly in cash, with six months of interest payable up front. The interest rate resets to zero percent for any month in which the stock price is greater than 125% of the initial market price, or $.0275, for each trading day during that month. Any amount of principal or interest on the callable secured convertible notes that is not paid when due will bear interest at the rate of 15% per annum from the date due thereof until such amount is paid. The convertible notes mature in three years from the date of issuance, and are convertible into the Company's common stock at the noteholders' option, at the lower of (i) $.02 or (ii) 60% of the average of the three lowest intraday trading prices for the common stock on the OTC Bulletin Board for the 20 trading days before but not including the conversion date. Accordingly, there is no limit on the number of shares into which the notes may be converted.

     The $1,500,000 in convertible notes are secured by the Company's assets, including the Company's inventory, accounts receivable and intellectual property. Moreover, the Company has a call option under the terms of the notes. The call option provides the Company with the right to prepay all of the outstanding convertible notes at any time, provided there is no event of default by the Company and its stock is trading at or below $.02 per share. An event of default includes the failure by the Company to pay the principal or interest on the convertible notes when due or to timely file a registration statement as required by the Company or obtain effectiveness with the Securities and Exchange Commission of the registration statement. Prepayment of the convertible notes is to be made in cash equal to either (a) 125% of the outstanding principal and accrued interest for prepayments occurring within 30 days following the issue date of the notes; (b) 130% of the outstanding principal and accrued interest for prepayments occurring between 31 and 60 days following the issue date of the notes; or (c) 145% of the outstanding principal and accrued interest for prepayments occurring after the 60th day following the issue date of the notes.

     The warrants are exercisable until five years from the date of issuance at a purchase price of $.10 per share. The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to an effective registration statement. In the event the investors exercise the warrants on a cashless basis, the Company will not receive any proceeds therefrom. In addition, the exercise price of the warrants will be adjusted in the event the Company issues common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the convertible notes issued pursuant to the securities purchase agreement.

     The noteholders have agreed to restrict their ability to convert their convertible notes or exercise their warrants and receive shares of the Company's common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock. However, the noteholders may repeatedly sell shares of common stock in order to reduce their ownership percentage, and subsequently convert additional convertible notes. As of August 20, 2007, a total of $131,791 in convertible notes issued on February 28, 2006 had been converted by the noteholders.

     June 11, 2007 Sale of $500,000 in Callable Secured Convertible Notes: To obtain further funding for the Company's ongoing operations, the Company entered into a third securities purchase agreement on June 11, 2007 with the same four accredited investors for the sale of (i) $500,000 in callable secured convertible notes and (ii) warrants to purchase 10,000,000 shares of its common stock. The investors disbursed $500,000 to the Company on June 11, 2007.

     Under the terms of the June 11, 2007 securities purchase agreement, the Company agreed that it would not, without the prior written consent of a majority-in-interest of the investors, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves (i) the issuance of common stock at a discount to the market price of the common stock on the date of issuance (taking into account the value of any warrants or options to acquire common stock in connection therewith), (ii) the issuance of convertible securities that are convertible into an indeterminate number of shares of common stock, or (iii) the issuance of warrants during the lock-up period beginning June 11, 2007 and ending on the later of (a) 270 days from June 11, 2007, or (b) 180 days from the date the registration statement is declared effective.

     In addition, the Company agreed not to conduct any equity financing (including debt financing with an equity component) during the period beginning June 11, 2007 and ending two years after the end of the above lock-up period unless it first provided each investor an option to purchase its pro-rata share (based on the ratio of each investor's purchase under the securities purchase agreement) of the securities being offered in any proposed equity financing. Each investor must be provided written notice describing any proposed equity financing at least 20 business days prior to the closing of such proposed equity financing and the option must be extended to each investor during the 15-day period following delivery of such notice.

     The $500,000 in convertible notes bear interest at 8% per annum from the date of issuance. Interest is computed on the basis of a 365-day year and is payable quarterly in cash, with six months of interest payable up front. The interest rate resets to zero percent for any month in which the stock price is greater than 125% of the initial market price, or $.0275, for each trading day during that month. Any amount of principal or interest on the callable secured convertible notes that is not paid when due will bear interest at the rate of 15% per annum from the date due thereof until such amount is paid. The convertible notes mature in three years from the date of issuance, and are convertible into the Company's common stock at the noteholders' option, at the lower of (i) $.02 or (ii) 50% of the average of the three lowest intraday trading prices for the common stock on the OTC Bulletin Board for the 20 trading days before but not including the conversion date. Accordingly, there is no limit on the number of shares into which the notes may be converted.

     The $500,000 in convertible notes are secured by the Company's assets, including the Company's inventory, accounts receivable and intellectual property. Moreover, the Company has a call option under the terms of the notes. The call option provides the Company with the right to prepay all of the outstanding convertible notes at any time, provided there is no event of default by the Company and its stock is trading at or below $.10 per share. An event of default includes the failure by the Company to pay the principal or interest on the convertible notes when due or to timely file a registration statement as required by the Company or obtain effectiveness with the Securities and Exchange Commission of the registration statement. Prepayment of the convertible notes is to be made in cash equal to either (a) 125% of the outstanding principal and accrued interest for prepayments occurring within 30 days following the issue date of the notes; (b) 130% of the outstanding principal and accrued interest for prepayments occurring between 31 and 60 days following the issue date of the notes; or (c) 145% of the outstanding principal and accrued interest for prepayments occurring after the 60th day following the issue date of the notes.

     The warrants are exercisable until seven years from the date of issuance at a purchase price of $.005 per share. The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to an effective registration statement. In the event the investors exercise the warrants on a cashless basis, the Company will not receive any proceeds therefrom. In addition, the exercise price of the warrants will be adjusted in the event the Company issues common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the convertible notes issued pursuant to the securities purchase agreement.

     The noteholders have agreed to restrict their ability to convert their convertible notes or exercise their warrants and receive shares of the Company's common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock. However, the noteholders may repeatedly sell shares of common stock in order to reduce their ownership percentage, and subsequently convert additional convertible notes, provided, however, that such conversions do not exceed $75,000 per calendar month, or the average daily dollar volume calculated during the ten business days prior to conversion multiplied by the number of trading days of that calendar month, per calendar month.

     The Company is required to register the shares of its common stock issuable upon the conversion of the convertible notes and the exercise of the warrants that were issued to the noteholders pursuant to the securities purchase agreement the Company entered in to on June 11, 2007. The registration statement must be filed with the Securities and Exchange Commission within 60 days of June 11, 2007 closing date and the effectiveness of the registration is to be within 135 days of such closing date. Penalties of 2% of the outstanding principal balance of the convertible notes plus accrued interest are to be applied for each month the registration is not effective within the required time. The penalty may be paid in cash or stock at the Company's option. As of August 20, 2007, none of the convertible notes issued on June 11, 2007, had been converted by the noteholders.

Simple Conversion Calculation

     The number of shares of common stock issuable upon conversion of the convertible notes issued on April 27, 2005, February 28, 2006 and June 11, 2007 is determined by dividing that portion of the principal of the notes to be converted and interest, if any, by the conversion price. For example, assuming conversion of $3,517,367 principal amount of the convertible notes on August 20, 2007 (consisting of $4,500,000 in convertible notes that were sold to the four investors pursuant to the securities purchase agreements dated April 27, 2005, February 28, 2006 and June 11, 2007, less $982,633 in notes that were converted during the period from June 12, 2005 to August 14, 2007) and a conversion price of $.006 per share, the number of shares issuable upon conversion would be:

                     $3,517,367/$.006 = 586,228,000 shares.

The continuously adjustable conversion price feature of the callable secured convertible notes could require the Company to issue a substantially greater number of shares, which will cause dilution to the existing shareholders.

     The Company's obligation to issue shares upon conversion of the convertible notes issued on April 27, 2005, February 28, 2006, and June 11, 2007 is essentially limitless. The following is an example of the amount of shares of common stock that are issuable upon conversion of $3,517,367 principal amount of the convertible notes (excluding accrued interest), based on market prices 25%, 50%, and 75% below the market price, as of July 23, 2007 of $.006:

    % Below     Price Per    With 40%       Number of       % of Outstanding
    Market       Share       Discount    Shares Issuable         Shares*
    ------       --------    --------    ---------------    ----------------
      25%        $.0045       $.0027      1,302,841,000            523.9%
      50%        $.003        $.0018      1,954,093,000            785.8%
      75%        $.0015       $.0009      3,908,186,000          1,571.7%

*Based on 248,666,625 shares outstanding.

     As illustrated, the number of shares of common stock issuable upon conversion of the Company's callable secured convertible notes will increase if the market price of the Company's stock declines, which will cause dilution to the Company's existing shareholders.

The continuously adjustable conversion price feature of the convertible notes may encourage investors to make short sales in the Company's common stock, which could have a depressive effect on the price of the Company's common stock.

     The convertible notes are convertible into shares of the Company's common stock at a 40% discount to the trading price of the common stock prior to the conversion. The significant downward pressure on the price of the common stock as the noteholders convert and sell material amounts of common stock could encourage short sales by investors. This could place further downward pressure on the price of the common stock. The noteholders could sell common stock into the market in anticipation of covering the short sale by converting their securities, which could cause the further downward pressure on the stock price. In addition, not only could the sales of shares issuable upon conversion or exercise of notes, warrants and options, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

The issuance of shares upon conversion of the convertible notes may cause immediate and substantial dilution to existing shareholders.

     The issuance of shares upon conversion of convertible notes may result in substantial dilution to the interests of other shareholders since the noteholders may ultimately convert and sell the full amount issuable on conversion. Although the noteholders may not convert their convertible notes if such conversion would cause them to own more than 4.99% of the Company's outstanding common stock, this restriction does not prevent the noteholders from converting some of their holdings and then converting the rest of their holdings. In this way, the noteholders could sell more than this limit while never holding more than this limit. There is no upper limit on the number of shares that may be issued, which will have the effect of further diluting the proportionate equity interest and voting power of holders of the Company's common stock.

Vote Required and Recommendation of the Board of Directors

     The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock entitled to vote at the Annual Meeting will be required to approve the proposed amendment, assuming a quorum is present.


     The Board of Directors recommends that shareholders vote "FOR" approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 800,000,000 to 1,400,000,000 shares.


               APPROVAL OF AMENDMENT TO THE 1995 STOCK OPTION PLAN

                                   Proposal 3

     The Board of Directors adopted on August 20, 2007, subject to the approval by the shareholders, an amendment to the Company's 1995 Stock Option Plan. The amendment increases from 8,000,000 to 16,000,000 the number of shares of the Company's common stock available for issuance under the 1995 Stock Option Plan. The Company has in the past used, and intends in the future to use, stock options as incentive devices to motivate and compensate its salaried officers and other key employees, and believes that equity incentives represented by stock options enhances the Company's ability in attracting and retaining the best possible persons for positions of significant responsibility by providing its officers and other key employees with additional incentives to contribute to the Company's success.

     Management further believes that the availability of such equity incentives has served, and will continue to serve, an important part in the implementation of the Company's acquisition strategy. As of August 20, 2007, options to purchase an aggregate of 85,300 shares of common stock have been exercised under the 1995 plan; as of such date, options to purchase 4,847,500 shares of common stock were outstanding under the 1995 Stock Option Plan. Accordingly, options to purchase only 67,200 shares of common stock remain available for future grants under the 1995 Stock Option Plan as of such date.

     The Board of Directors recommends that the shareholders vote "FOR" approval of the amendment to the 1995 Stock Option Plan.


          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                   Proposal 4

         The independent public accounting firm of Chisholm, Bierwolf & Nilson has been the Company's registered public independent accountants since fiscal year 2006. The Audit Committee has recommended and the Board of Directors has appointed Chisholm, Bierwolf & Nilson for purposes of auditing the consolidated financial statements of the Company for the fiscal year ending December 31, 2007. It is anticipated that representatives of Chisholm, Bierwolf & Nilson will be present at the Annual Meeting and will be provided an opportunity to make a statement if they desire, and to be available to respond to appropriate questions.

         The  Board  of  Directors   recommends  that  shareholders  vote  "FOR"
ratification of the appointment of Chisholm, Bierwolf & Nilson as the Company's registered public independent accountants for fiscal 2007.


                AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN
                   AND IMPLEMENTATION FEES, AND ALL OTHER FEES

         Fees for the 2006 annual audit of the financial statements and related quarterly review services were $28,600. Fees in 2006 related to the review of registration statements and assistance in responding to SEC comments were $3,400. Fees in 2006 for edgarization of filings were $500. Fees in 2006 for tax return preparation were $3,500. There were no fees in 2006 for meetings and other consultation.

        Fees for the 2005 annual audit of the financial statements and related quarterly review services prepared were $45,000. Fees in 2005 related to the review of registration statements and assistance in responding to SEC comments were $8,000. Fees in 2005 for edgarization of filings were $11,000. Fees in 2005 for tax return preparation were $4,000. Other fees in 2005 for meetings and other consultation were $10,000.

                             ADDITIONAL INFORMATION

         The Company will provide without charge to any person from whom a Proxy is solicited by the Board of Directors, upon the written request of such person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, excluding certain exhibits thereto, as filed with the Securities and Exchange Commission. Written requests for such information should be directed to Luis A. Mostacero, Vice President of Finance, Treasurer and Secretary, Paradigm Medical Industries, Inc., 2355 South 1070 West, Salt Lake City, Utah 84119.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. However, if any other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the accompanying Proxy to vote the shares they represent on such business in accordance with their best judgment. In order to assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed Proxy and date, sign and return it promptly in the postage prepaid envelope provided. The signing and delivery of a Proxy by no means prevents one from attending the Annual Meeting.

                                        By order of the Board of Directors,

                                        /s/ Luis A. Mostacero


                                        Luis A. Mostacero
                                        Vice President of Finance, Treasurer
                                        and Secretary
September 7, 2007.

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

                                                                       EXHIBIT 1
                           TEXT OF PROPOSED AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                        PARADIGM MEDICAL INDUSTRIES, INC.



FOURTH: The Corporation is authorized to issue two classes of shares to be designated, respectively, "Preferred Stock" and "Common Stock." The total number of shares of Preferred Stock authorized to be issued is five million (5,000,000) and the total number of shares of Common Stock authorized to be issued is one billion two hundred forty million (1,400,000,000). The Preferred Stock and the Common Stock shall each have a par value of $0.001 per share.

                        PARADIGM MEDICAL INDUSTRIES, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                October 12, 2007

                      THIS PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF DIRECTORS OF
                        PARADIGM MEDICAL INDUSTRIES, INC.

The undersigned hereby appoints Randall A. Mackey and Raymond P.L. Cannefax or either of them, each with full power of substitution, as proxies to vote at the Annual Meeting of Shareholders to be held on Friday, October 12, 2007, beginning at 10:00 a.m., Mountain Daylight Time, at the corporate headquarters of Paradigm Medical Industries, Inc. at 2355 South 1070 West, Salt Lake City, Utah, and at all adjournments thereof, all shares of common stock which the undersigned would be entitled to vote on matters set forth below, if personally present:

1.   ELECTION OF DIRECTORS,  NOMINEES:  KEITH D. IGNOTZ, RANDALL A. MACKEY, JOHN
     C. PINGREE AND DR. DAVID M. SILVER.

     |_| FOR all nominees listed (except as indicated in writing to the contrary below)

     |_|  WITHHOLD AUTHORITY to vote for all nominees listed below

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name here:

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2.   APPROVAL OF AMENDMENT TO THE CERTIFICATE OF  INCORPORATION  TO INCREASE THE
     NUMBER  OF  AUTHORIZED   SHARES  OF  COMMON  STOCK  FROM   800,000,000   TO
     1,400,000,000 SHARES.

     |_|   FOR                      |_|   AGAINST             |_|   ABSTAIN

3. APPROVAL OF AMENDMENT TO THE 1995 STOCK OPTION PLAN TO AUTHORIZE AN ADDITIONAL 8,000,000 SHARES OF COMMON STOCK

     |_|   FOR                      |_|   AGAINST             |_|   ABSTAIN

4. RATIFICATION OF APPOINTMENT OF CHISHOLM, BIERWOLF & NILSON AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

     |_|   FOR                      |_|   AGAINST             |_|   ABSTAIN

5. IN THEIR DISCRETION, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

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THIS PROXY WHEN  PROPERLY  EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY
DIRECTION IS INDICATED, WILL BE VOTED FOR THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

DATED ______________________________, 2007.

SIGNATURE: ________________________________________________________________

(This proxy should be marked, dated and signed by each shareholder exactly as such shareholder's name appears hereon and returned promptly. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. If a corporation, please sign in full corporate name by the president or by an authorized corporate officer. If a partnership, please sign in partnership name by an authorized person).

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